UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

scPharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38293	46-5184075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 District Avenue, Suite 310 Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(617) 517-0730

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022, the Board of Directors (the “Board”) of scPharmaceuticals Inc. (the “Company”) appointed Rachael Nokes, the Company’s former Senior Vice President of Finance, to serve as the Company’s Chief Financial Officer, effective immediately, in addition to her role as the Company’s Treasurer. Additionally, Ms. Nokes has been designated as the Company’s principal financial officer, and will also continue in her role as the Company’s principal accounting officer.

Rachael Nokes, age 48, joined the Company in 2014 and has served as the Company’s Senior Vice President of Finance since May 2018 and as the Company’s Treasurer since January 2019, having previously served as the Company’s Vice President of Finance from September 2014 to May 2018. Prior to joining the Company, Ms. Nokes served as Director of Accounting at BG Medicine Inc., a publicly traded medical device company, from 2009 to 2014. Prior to that, from 2001 to 2009, Ms. Nokes served in various accounting and finance positions at BG Medicine. From 1998 to 2001, Ms. Nokes held accounting and finance positions at Corning Lasertron and Oak Industries (acquired by Corning). Prior to Oak Industries, Ms. Nokes was an auditor at PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP). Ms. Nokes holds a B.S. in Accounting from Boston College and an M.S. in Finance from Bentley University.

CFO Compensation

In connection with Ms. Nokes’ appointment as the Company’s Chief Financial Officer, (i) her annual base salary was increased to $400,000, (ii) her annual performance-based target bonus was increased to 40% of her annual base salary, and (iii) she received an option under the Company’s 2017 Stock Option and Incentive Plan (the “Plan”) to purchase 85,750 shares of the Company’s common stock. The option has an exercise price of $6.48, the closing price per share of the Company’s common stock on December 15, 2022, and will vest and become exercisable (subject to Ms. Nokes’ continued service to the Company through the applicable vesting date) as to 25% of the underlying shares on the first anniversary of the date of grant, with the remaining underlying shares vesting in 36 substantially equal monthly installments thereafter, such that the option shall be vested and exercisable as to all shares on December 15, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPHARMACEUTICALS INC.

Date: December 19, 2022	By:	/s/ John H. Tucker
	Name:	John H. Tucker
	Title:	President and Chief Executive Officer